Exhibit 10.30

CONSENT AND WAIVER AGREEMENT

This Consent and Waiver Agreement (this “Agreement”) is made as of July 6, 2011, by and among Corsair Components, Inc., a Delaware corporation (the “Company”), certain persons and entities who purchased shares of, and warrants for the purchase of shares of, the Company’s Common Stock and are listed as Purchasers on the signature pages hereto (each, a “Purchaser,” and collectively, the “Purchasers”) from certain stockholders of the Company listed as Sellers on the signature pages hereto (each a “Seller” and collectively the “Sellers”) pursuant to a certain Securities Purchase Agreement by and among the Sellers and the Purchasers dated as of even date herewith (the “Purchase Agreement”), and each of the Sellers. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

WHEREAS, certain Sellers purchased in the aggregate 6,400,000 shares (“Option Shares”) of common stock, par value of $0.0001 per share, of the Company (“Common Stock”) from the Company by exercise of certain options (“Options”) on June 30, 2011 pursuant to certain Stock Option Exercise Agreements (each, an “Exercise Agreement” and collectively, the “Exercise Agreements”), with the number of Option Shares purchased from the Company by such Sellers listed on Exhibit A hereto; and

WHEREAS, the Options so exercised were granted to such Sellers on November 22, 2002 under the Company’s Non-qualified Stock Option Plan adopted January 25, 2001 (the “Option Plan”) pursuant to certain Stock Option Agreements between Corsair Memory, Inc., a California corporation and now a Delaware corporation (“Corsair Memory”) and the Sellers (the “Stock Option Agreements”); and

WHEREAS, Corsair Memory, the Company and others were parties to a certain Agreement and Plan of Merger dated November 12, 2010 pursuant to which, among other things, the Company became the parent company of Corsair Memory, the stockholders of Corsair Memory exchanged their outstanding securities in Corsair Memory for identical securities in the Company, and the Company assumed all of the Corsair Memory’ obligations under the Option Plan (the “Reorganization”); and

WHEREAS, pursuant to the Purchase Agreement, the Purchasers in the aggregate acquired the Option Shares from such Sellers (“Purchased Shares”) for a purchase price of $1.25 per Purchased Share, with the number of Purchased Shares acquired by each Purchaser listed on Exhibit A hereto; and

WHEREAS, pursuant to the Purchase Agreement, the Purchasers purchased warrants (“Warrants”) to acquire in the aggregate 1,600,000 shares of Common Stock of the Company (“Warrant Shares”) from certain Sellers for a purchase price of $0.0001 per Warrant Share, with the number of Warrant Shares that each Purchaser has the right to acquire under the Warrants listed on Exhibit B hereto; and

WHEREAS, each of the Warrant Shares underlying the Warrants were acquired by such Sellers directly from Corsair Memory and subsequently exchanged for shares in the Company in connection with the Reorganization; and

WHEREAS, the transfer of the Purchased Shares by the Sellers to the Purchasers under the Purchaser Agreement is subject to certain restrictions on transfer and other requirements as set forth in the Exercise Agreements and the Stock Option Agreements; and

WHEREAS, except for certain restrictions on the transfer of the Warrant Shares under the Securities Act of 1933, as amended (“Securities Act”) or under the Registration Rights Agreement (as defined herein) to be executed effective as of the closing of the transactions under the Purchase Agreement (the “Closing”), the transfer of the Warrant Shares are not subject to any Encumbrances, restrictions or other requirements imposed by the Company or Corsair Memory, or pursuant to the Governing Documents (as defined herein) or any agreements to which the Company is a party, including, without limitation, any Encumbrances, restrictions on transfer or other requirements imposed under that certain Shareholders’ Agreement between Corsair Memory and its stockholders initially entered into on August 12, 1994, and which was amended from time to time after that date and subsequently terminated effective in December 2005, and that certain Stock Restriction Agreement dated as of December 2005 between Corsair Memory and its stockholders, which was terminated by the Company and its stockholders effective as of June 29, 2010 (collectively, such agreements are referred to herein as the “Stock Restriction Agreement”); and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, as an inducement to the Purchasers to enter into the transactions contemplated under the Purchase Agreement which the Company believes will benefit it through the change of contemplated ownership of its equity securities, the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated under the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Each Seller hereby notifies the Company of the proposed transfer to the Purchasers of the Purchased Shares and the Warrant Shares owned by such Seller pursuant to the Purchase Agreement and the Warrants as specified on Exhibit A and Exhibit B hereto, respectively. The Company hereby accepts such notice and acknowledges that each Seller has fully complied with the requirements for the disposition of the Purchased Shares to the Purchasers under the Exercise Agreements and the Stock Option Agreement including, without limitation, Section 6.1 of the Exercise Agreements.

2. The Company further acknowledges that the transfer of the Purchased Shares and, upon exercise of the Warrants, the transfer of the Warrant Shares, are and will not be subject to any Encumbrances, restrictions on transfer or other requirements pursuant to the Company’s Certificate of Incorporation, as amended, or Bylaws, as amended (collectively, the “Governing Documents”) or any agreement to which the Company or Corsair Memory is a party, except for the Exercise Agreements and the Stock Option Agreements with respect to the Purchased Shares. The Company represents and warrants to each Purchaser that the Stock Restriction Agreement has been terminated and any restrictions thereunder no longer apply to the Warrant Shares. The Company further acknowledges that: (a) each Purchaser has executed a certain Registration Rights Agreement by and between the Company and the Purchasers dated as of even date herewith (the “Registration Rights Agreement”), and (b) by execution of the Registration Rights Agreement, each Purchaser has agreed to certain lock-up agreements with respect to the Purchased Shares and the Warrant Shares and, as a result, each Purchaser has with respect to the Purchased Shares fully complied with the provisions of the Exercise Agreements and the Stock Option Agreements including, without limitation, Section 6.3 of the Exercise Agreements.

3. The Company hereby acknowledges that there are no Encumbrances, restrictions on transfer or other requirements contained in the Governing Documents, Exercise Agreements, the Stock Option Agreements, the Option Plan and any other agreement to which the Company or Corsair Memory is a party that conflict with the Transfers (as defined herein) and the transactions contemplated in the Purchase Agreement, the Warrants and this Agreement. To the extent that any Encumbrance, restriction on transfer or other requirement contained in the Governing Documents, Exercise Agreements, the Stock Option Agreements, the Option Plan and any other agreement to which the Company or Corsair Memory is a party, restricts or otherwise affects the Transfers and the transactions contemplated under the Purchase Agreement and the Warrants, the Company hereby waives and forever releases each Purchaser, and the Purchased Shares and Warrant Shares, from such Encumbrances, restrictions on transfer and other requirements.

4. The Company hereby (a) consents to the transfer of the Purchased Shares effective as of the Closing, (b) consents to the Sellers’ issuance of the Warrants, effective as of the Closing, including the transfer of any of the Sellers’ rights with respect to the Warrant Shares by virtue of the issuance of the Warrants, (c) the transfer of the Warrant Shares to the Purchasers upon exercise of the Warrants, (d) waives any and all rights to consent to, rights of first refusal, Encumbrances, restrictions on transfer or similar rights granted to, or restrictions imposed by, the Company or Corsair Memory, and any and all related notice and other requirements, provided for or applicable to the transfer of the Purchased Shares to the Purchasers, the transfer of the Warrant Shares to the Purchasers upon exercise of the Warrants, the transfer of any of the Sellers’ rights with respect to the Warrant Shares by virtue of the issuance of the Warrants, and the Sellers’ issuance of the Warrants to the Purchasers (collectively, the “Transfers”), except for those restrictions imposed under the Registration Rights Agreement and the restrictive legends to be placed on the certificates representing the Purchased Shares, the Warrants and, upon exercise of the Warrants, the Warrant Shares under the Purchase Agreement, to the extent such restrictions or restrictive legends are still

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applicable (collectively, the “Restrictions”), (e) represents that the Purchased Shares, the Warrant Shares and the Transfers are not subject to any right of first refusal in favor of the Company or Corsair Memory or, to the Company’s knowledge, any third party, (f) waives any and all requirements to deliver an opinion of counsel to the Company in connection with the Transfers, other than the opinion of the Sellers’ legal counsel to be delivered to the Purchasers and the Company at Closing, (g) consents to the Purchasers’ publication or other disclosure of the Purchasers’ interest in the Company following the Transfers, (h) represents that the Purchased Shares and the Warrant Shares are not subject to any rights in favor of, or any restrictions imposed by, the Company or, to the Company’s knowledge, any other person, except for the restrictions on resale under the Securities Act and the Restrictions. These consents and waivers shall be effective both retroactively and prospectively and may be relied upon by the Purchasers and the Sellers from and after the date of this Agreement. In addition, the Company represents that after giving effect to the Company’s consents and waivers set forth above and immediately prior to the Closing: (w) its books and records reflect that the Sellers set forth on Exhibit A hereto are the record holders of the Purchased Shares, (x) its books and records reflect that the Sellers set forth on Exhibit B hereto are the record holders of the Warrant Shares, and (y) the Purchased Shares and the Warrant Shares are duly and validly issued, and represent non-assessable shares of Common Stock.

5. Upon presentation of the certificate(s) in the name of the Sellers representing the Purchased Shares to be transferred to the Purchasers at the Closing and, upon exercise of the Warrants, the Warrant Shares, together with Stock Powers duly executed by the Sellers, the Company shall, or shall cause its transfer agent to, promptly record the transfer of the Purchased Shares and Warrant Shares to the Purchasers on the books and records of the Company and issue new certificates in the Purchasers’ names evidencing the Purchased Shares and Warrant Shares so transferred, with such certificates being printed with the restrictive legends set forth in Section 1.1(f) of the Purchase Agreement (unless such restrictions no longer apply).

6. Prior to or at the Closing, the Company shall cause the issuance of an opinion of the Company’s counsel to the Purchasers that: (i) the Purchased Shares and the Warrant Shares are duly and validly issued, and represent non-assessable shares of Common Stock, and (ii) that with respect to the Purchased Shares, the grant of any options exercised to acquire the Purchased Shares, and the shares issued upon exercise of the options, were duly authorized by the Company or Corsair Memory and duly issued.

7. Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

(a) Accredited Investor. Each Purchaser is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Purchaser was not formed for the specific purpose of acquiring the Purchased Shares, the Warrant Shares and the Warrants.

(b) Investment Purposes. Each Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Purchased Shares, the Warrant Shares and the Warrants pursuant to the Purchase Agreement and the Warrants; provided, however, each Purchaser’s awareness and investigation of the Company shall not reduce the force and effect of the representations and warranties of the Sellers made in the Purchase Agreement and may not be asserted against the Purchasers in any claims that may be asserted by the Purchasers against the Sellers for a breach of any warranty or representation or any other claim, including for fraud. Each Purchaser is acquiring the Purchased Shares, the Warrants, and the Warrant Shares upon exercise of the Warrants for investment for the Purchaser’s own account, not as nominee or agent and not with a view to, or for resale in connection with, any distribution thereof in contravention of any applicable securities laws. The foregoing sentence shall not limit the Purchasers from disposing of any of the securities in compliance with any applicable securities laws or pursuant to any effective registration statement with respect to such securities promptly after acquisition.

(c) Restricted Securities. Each Purchaser acknowledges and understands that the Purchased Shares, the Warrant Shares and the Warrants constitute “restricted securities” under the Securities Act and may have to be held indefinitely, unless they are subsequently registered under the Securities Act or an exemption from such registration for resale is available. Each Purchaser further acknowledges and understands that the Company is under no obligation to register the Purchased Shares and the Warrant Shares except to the extent set forth in the Registration Rights Agreement. Each Purchaser understands that each certificate evidencing the Purchased Shares,

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the Warrant Shares and the Warrants will be imprinted with a legend specified in Section 1.1(f) that prohibits the transfer of the Purchased Shares, the Warrant Shares and the Warrants unless certain conditions are satisfied.

(d) Rule 144. Each Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 144 provides that the Securities may be resold in certain limited circumstances subject to provisions that require among other things: (1) the availability of certain public information about the Company, and (2) the resale occurring not less than six months for a reporting company and one year for a non-reporting company after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold. Each Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required in order for the Purchaser to transfer the Purchased Shares, the Warrant Shares or the Warrants. Each Purchaser acknowledges that the Purchased Shares and, upon exercise of the Warrants, the Warrant Shares will not be eligible for resale under Rule 701, promulgated under the Securities Act, and that, for purposes of satisfying the holding periods under Rule 144 referred to above, the Purchaser will not be entitled to “tack” the holding period of the Sellers to the extent such concept is applied under Rule 144.

8. Except as expressly set forth in this Agreement or the Registration Rights Agreement, the Company makes no representations or warranties to any party in connection with the Transfers, and no implied warranties apply. The parties acknowledge and agree that the Company has no responsibility for preparing the documentation which the Company may require to transfer title to the Purchased Shares and the Warrant Shares to the Purchasers.

9. The Company covenants and agrees that, commencing on the date of this Agreement, for so long as any Purchaser (or a transferee of such Purchaser who pursuant to Section 14 of the Registration Rights Agreement is entitled to registration rights thereunder) holds at least 800,000 shares of Registrable Securities (as defined in the Registration Rights Agreement) (a “Holder”), the Company shall:

(a) Annual Reports. Furnish to such Holder, as soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a consolidated Balance Sheet as of the end of such fiscal year, a consolidated Statement of Income and a consolidated Statement of Cash Flows of the Company and its subsidiaries for such year, including footnotes thereto, setting forth in each case in comparative form the figures from the Company’s previous fiscal year (if any), all prepared in accordance with generally accepted accounting principles and practices and audited by nationally recognized independent certified public accountants. Each such delivery shall also contain a report comparing such financial statements to the annual budget delivered by the Company to the Holder for the applicable period.

(b) Quarterly Reports. Furnish to such Holder as soon as practicable, and in any case within forty-five (45) days after the end of each fiscal quarter of the Company (except the last quarter of the Company’s fiscal year), quarterly unaudited financial statements certified by the Company’s Chief Executive Officer or Chief Financial Officer, including an unaudited Balance Sheet, an unaudited Income Statement and an unaudited Statement of Cash Flows, together with footnotes thereto. Each such delivery shall also contain a report comparing such financial statements to the annual budget delivered by the Company to the Holder for the applicable period.

(c) Annual Budget. Furnish to such Holder as soon as practicable and in any event no later than thirty (30) days after the close of each fiscal year of the Company, an annual operating plan and budget, prepared on a monthly basis, for the next immediate fiscal year. The Company shall also furnish to such Holder, within a reasonable time of its preparation, amendments to the annual budget, if any.

The Company shall permit each Holder, at such Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Holder.

Each Holder agrees to hold all information received pursuant to this Section 9 in confidence, and not to use or disclose any of such information to any third party other than its officers, directors, employees, partners,

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members, affiliates, related entities, and legal and financial advisors and accountants, except to the extent that (i) such information becomes known to the general public other than by breach of such Holder, or (ii) the extent required by any law or regulation; provided that the Holder gives the Company reasonable advance notice of such required disclosure in order to enable Company to prevent or limit such disclosure.

The Company’s obligations under this Section 9 will terminate upon the closing of the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed and declared effective under the Securities Act. The rights of a Holder under this Section 9 may be assigned only to a party who acquires from a Holder (or a Holder’s permitted assigns) at least 1,000,000 shares of Registrable Securities.

10. At or prior to the Closing, the Company shall deliver to the Purchasers: (i) copies of the Governing Documents (as amended through the date of the Closing), certified by the Company’s Secretary as true and correct copies of the Governing Documents as of the Closing, and (ii) copies of resolutions of the Company’s Board of Directors providing for the authorization of the Transfers, the approval of this Agreement and the Registration Rights Agreement, and other matters contemplated thereby.

11. The Company and each Seller covenant and agree that, within thirty (30) days of the date of this Agreement, for so long as any Purchaser (or a transferee of such Purchaser who pursuant to Section 14 of the Registration Rights Agreement is entitled to registration rights thereunder) holds at least 800,000 shares of Registrable Securities (as defined in the Registration Rights Agreement), the Company and each Sellers shall take all such actions (including the voting of any shares of the Company’s Common Stock owned by the Sellers) to assure that the Company’s Board of Directors is and shall continue to be comprised of a majority of independent directors in accordance with the listing rules of Nasdaq (“Listing Rules”) and that the Company has and maintains an Audit Committee and a Compensation Committee comprised exclusively of independent directors in accordance with the Listing Rules.

12. The parties hereto agree to execute such further instruments and to take such further actions as may be reasonably necessary to carry out the intent of this Agreement (without requiring the expenditure of money). This Agreement may be executed in counterparts, each of which shall be deemed an original but which all together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF attachment), or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement shall be governed by and construed under the laws of the State of California, without reference to the conflict of laws principles thereof or of any other State.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date first set forth above.

“COMPANY”

CORSAIR COMPONENTS, INC.
a Delaware Corporation

BY:	/s/ Frederick M. Gonzalez

NAME:	Frederick M. Gonzalez

TITLE:	Vice President, General Counsel, Corporate Secretary

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

PURCHASER:

Keating Capital, Inc.

By:	/s/ Frederic M. Schweiger
Frederic M. Schweiger, Chief Operating Officer

Address: 5251 DTC Parkway, Suite 1000 Greenwood Village, CO 80111
Telephone: (630) 692-0640
Email: rs@keatinginvestments.com

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

PURCHASER:

Lazarus Investment Partners LLLP

By:	Lazarus Management Company
Its:	General Partner

By:	/s/ Justin Borus
Justin Borus, Manager

Address: 2401 East 2nd Avenue, Suite 600 Denver, CO 80206
Telephone: (303) 302-9035
Email: jborus@lazarusip.com

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

PURCHASER:

Cambridge Capital II, LLC

By:	/s/ David Merage
David Merage, Chief Executive Officer

Address: 18 Inverness Place East
Englewood, CO 80112
Telephone: (303) 789-2664
Email: DMerage@ciginvest.com

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

SELLER:

/s/ John S. Beekley
John S. Beekley, individually

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

SELLERS:

/s/ John E. Green
John E. Green, individually

The Green Family Living Trust dated 4/29/08

By:	/s/ John E. Green
John E. Green, Trustee

By:	/s/ Karen M. Green
Karen M. Green, Trustee

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

SELLERS:

/s/ Richard R. Hashim
Richard R. Hashim, Individually

The Hashim-Walter 1999 Revocable Trust

By:	/s/ Richard R. Hashim
Richard R. Hashim, Trustee

By:	/s/ Laura Jane Walter
Laura Jane Walter, Trustee

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

SELLERS:

/s/ Donald Lieberman
Donald Lieberman, Individually

The Donald Lieberman & Patricia Long Revocable Trust dated 10/30/04

By:	/s/ Donald Lieberman
Donald Lieberman, Trustee

By:	/s/ Patricia Long
Patricia Long, Trustee

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

SELLER:

/s/ Andrew J. Paul

Andrew J. Paul, Individually

[Signature Page to Consent and Waiver Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Waiver Agreement as of the date set forth above.

SELLERS:

/s/ Joseph Wilson
Joseph H. Wilson, Individually

    The Joseph Howard Wilson, Jr. & Savang Ung Wilson Restated Revocable Trust dated 5/22/10

By:	/s/ Joseph H. Wilson
Josephn H. Wilson, Trustee

By:	/s/ Savang Ung Wilson
Savang Ung Wilson, Trustee

[Signature Page to Consent and Waiver Agreement]